Supplement to the current
Statements of Additional Information
for each Fund of the following Registrants:
Delaware Group Adviser Funds	Delaware Group Global & International Funds	Voyageur Intermediate Tax Free Funds
Delaware Group Cash Reserve	Delaware Group Government Fund	Voyageur Investment Trust
Delaware Group Equity Funds I	Delaware Group Income Funds	Voyageur Mutual Funds
Delaware Group Equity Funds II	Delaware Group State Tax-Free Income Trust	Voyageur Mutual Funds II
Delaware Group Equity Funds III	Delaware Group Tax-Free Fund	Voyageur Mutual Funds III
Delaware Group Equity Funds IV	Delaware Group Tax-Free Money Fund	Voyageur Tax Free Funds
Delaware Group Equity Funds V	Delaware VIP Trust
Delaware Group Foundation Funds	Voyageur Insured Funds

The following information replaces the similar information in the Section "Purchasing Shares." All other references to market timing and timing accounts are deleted.

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

The date of this Supplement is March 5, 2004.